Putnam
Tax Smart
Equity Fund

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:


SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

4-30-04

[GRAPHIC OMITTED: TEAPOT]

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From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

We are pleased to report further progress in Putnam's reforms on behalf of shareholders. The most significant news is the settlement that has been reached with the Securities and Exchange Commission and with regulatory authorities in the Commonwealth of Massachusetts regarding market timing in Putnam funds. Putnam President and Chief Executive Officer Ed Haldeman has sent a letter to all shareholders describing the terms of the settlement. Putnam Investment Management, LLC will pay $55 million to the SEC and $55 million to the Commonwealth of Massachusetts. Most of the amount to be paid is earmarked for restitution to fund shareholders. An independent consultant will determine the final amount, as well as the method and timing of distribution, of the restitution payments.

Over the past several months, Putnam has also introduced a number of voluntary reforms. We would like to call your attention to two of them. Expense comparisons and risk comparisons for this fund can be found following the performance tables in the Performance Summary of this report. The expense comparison information enables you to estimate the amount you have actually paid for ongoing expenses such as management fees and distribution (or 12b-1) fees and to compare these expenses with the average expenses of funds in the same Lipper peer group. The risk comparison shows the fund's risk relative to similar funds as tracked by Morningstar, an independent fund-rating company. We believe the expense and risk information will provide valuable tools for you and your financial advisor when you make decisions about your financial program.

We are also pleased to report that Putnam Tax Smart Equity Fund delivered a positive return at net asset value for the six months ended April 30, 2004. At net asset value, the fund outperformed its Lipper peer group category average, but underperformed its benchmark. You will find a detailed discussion of the fund's performance in the following report.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

June 16, 2004


Report from Fund Management

Fund highlights

 * Putnam Tax Smart Equity Fund's class A shares posted returns of 4.92% at net asset value (NAV) and -1.10% at public offering price (POP) for the 6-month period ended April 30, 2004.

 * Due to differences in holdings, the fund's performance was below that of its benchmark, the S&P 500 Index, which returned 6.27% for the period.

 * The fund's performance at net asset value was above the average return of 4.51% for the Lipper Large-Cap Core Funds category. This was due to strength in the fund's health-care, conglomerate, and financial holdings.

 * See the Performance Summary beginning on page 7 for complete fund performance, comparative performance, and Lipper data.

Performance commentary

For the six-month period ended April 30, 2004, your fund delivered a positive return at NAV. This return was below that of the fund's benchmark, the S&P 500 Index, primarily due to weakness in the fund's communications services, consumer, and transportation holdings. However, your fund's performance was ahead of the average for funds in its Lipper peer group. We believe this was due to its blend investment style, which enables the fund to invest across the entire universe of large-company stocks. Rather than trying to forecast broad market trends, such as whether growth- or value-style stocks will outperform, we select stocks based on what we consider to be the fundamental strengths and long-term prospects of each company. During the period, our stock selection in the health-care, conglomerate, and financial sectors contributed positively to returns.

FUND PROFILE

Putnam Tax Smart Equity Fund invests primarily in large companies, seeking those believed to be worth more than their current stock prices indicate. The portfolio can own growth and value stocks without a bias toward either style. The fund is designed for investors seeking to reduce the impact of taxes on their investment returns.


Market overview

The semiannual period got off to a strong start as investors and the stock market responded positively to a number of encouraging economic reports, including the government's announcement that gross domestic product had expanded at an 8.2% rate in the third quarter of 2003. In addition, the Federal Reserve Board decided to hold interest rates steady despite the pickup in the economy. The close of the 2003 calendar year gave a huge boost to investor sentiment, as major market indexes posted double-digit gains and ended the year in positive territory for the first time since 1999. In addition, the Dow Jones Industrial Average crossed the psychologically important 10,000 mark for the first time in 18 months.

The market continued its climb in the early weeks of 2004, but then began to lag as investors paused to assess the strength of the economy and consider the possibility of an interest-rate increase. In March, a terrorist attack in Spain caused the stock market to decline to three-month lows. Positive economic news continued in the United States, including the release in April of a stronger-than-expected employment report. As the semiannual period came to a close, market volatility intensified. More solid evidence of the strengthening economy heightened concerns that the Fed would be raising interest rates to keep inflation in check.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 6 MONTHS ENDED 4/30/04
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                      6.27%
-------------------------------------------------------------------------------
Russell 1000 Growth Index (large-company growth stocks)                 4.14%
-------------------------------------------------------------------------------
Russell 1000 Value Index (large-company value stocks)                   8.15%
-------------------------------------------------------------------------------
MSCI EAFE Index (international stocks)                                 12.39%
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         1.25%
-------------------------------------------------------------------------------
JP Morgan Chase Global High Yield Index (global high-yield
corporate bonds)                                                        6.39%
-------------------------------------------------------------------------------
Lehman Government Bond Index (U.S. Treasury and agency
securities)                                                             0.84%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the six months ended 4/30/04.
-------------------------------------------------------------------------------

Strategy overview

The overall positioning of your fund's portfolio remained largely unchanged during the semiannual period. This was because, regardless of how the economy or markets are behaving, we take a bottom-up approach to stock selection. When choosing stocks for the fund's portfolio, we carefully consider what we believe to be each company's underlying long-term business worth. While a company's stock price -- and the overall market -- may fluctuate, we concentrate on this underlying worth to determine whether to include a stock in the portfolio. We look for companies that we believe are mispriced by the market; in other words, companies that we believe are worth more than their current stock prices indicate.

Your fund is managed in a blend investment style, which means that instead of having a strong growth or value orientation, it has the flexibility to invest in different types of companies. The fund can invest in companies that are growing rapidly and, in our opinion, have the potential to continue that growth, as well as companies whose stock prices are low because they are facing short-term problems. Because of this flexibility, we consider your fund to be an "all weather" investment that aims for strong returns regardless of which types of stocks are in favor at any given time.

Your fund is managed for tax efficiency and we are committed to reducing the effect of federal income taxes on your investment. Because the stock market has struggled in recent years, we have been able to build up significant losses to offset the effects of gains in the future. While there can be no assurance that we will accomplish this goal, we are pleased to report that, so far, the fund has never made a distribution since its inception on July 1, 1999.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY WEIGHTINGS COMPARED]

TOP INDUSTRY WEIGHTINGS COMPARED

                         as of 10/30/03       as of 4/30/04

Pharmaceuticals               9.8%                 10.4%

Financial                     5.8%                  9.5%

Banking                       7.9%                  8.1%

Retail                        8.1%                  7.9%

Software                      6.4%                  7.4%

Footnote reads:
This chart shows how the fund's top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.


How fund holdings affected performance

Our focus on the long-term potential of companies facing near-term problems paid off during the period with the stock of Tyco International, one of the largest contributors to fund performance during the period. We believed that problems with Tyco's previous management team had caused the stock to be unfairly punished in the market. While many investors lost perspective on the company's underlying worth, we maintained our focus on its growth potential over the long term. A new management team has taken control of the company, bringing a new commitment to improving the balance sheet, cutting costs, and pruning the business back to a more profitable core. Tyco stock remained in the portfolio as of the close of the period. Another top performer in your fund's portfolio was Forest Laboratories, a drug company that has introduced successful products, including treatments for depression, hypertension, and Alzheimer's disease. In January 2004, the company received FDA approval for Namenda, an Alzheimer's drug that tested well in patients with mild to moderate symptoms of the disease. Forest Laboratories continued to deliver strong earnings growth during the period, and the stock remained in the portfolio at the close of the period. Also contributing positively to returns was Commerce Bancorp, one of the fastest growing banks in the United States, with offices in New Jersey, Pennsylvania, Delaware, and New York. The bank has experienced exceptionally strong deposit growth, thanks to its intense focus on customer service in an era of large bank mergers. We believe the stock, which remained in the portfolio at the close of the period, can continue to reward investors over time. Also helping returns during the period were Countrywide Financial Corporation, a mortgage origination company, and ACE Limited, an insurance firm.


[GRAPHIC OMITTED: TOP HOLDINGS]

TOP HOLDINGS

 1 Microsoft Corp.
   Software

 2 Citigroup, Inc.
   Financial

 3 Johnson & Johnson
   Pharmaceuticals

 4 Freddie Mac
   Financial

 5 ExxonMobil Corp.
   Oil and gas

 6 Pfizer, Inc.
   Pharmaceuticals

 7 Intel Corp.
   Electronics

 8 Altria Group, Inc.
   Tobacco

 9 Cisco Systems, Inc.
   Communications equipment

10 U.S. Bancorp
   Banking

Footnote reads:
These holdings represent 34.6% of the fund's net assets as of 4/30/04. The fund's holdings will change over time.


Among the holdings that detracted from returns during the period was Level 3 Communications, a communications services company. The company was hurt by a reduction in the number of dial-up Internet connections it supplies to Internet service provider AOL. In addition, many of the company's competitors have recently emerged from bankruptcy, causing investors to question Level 3 Communication's growth potential. Despite these issues, we believe that Level 3 continues to offer good long-term growth potential, and it remained in the portfolio at the close of the period. As investors became concerned about the prospect of rising interest rates, they began to move out of consumer cyclical stocks, causing declines in this sector. As a result, stocks of retailers such as AutoZone, Bed, Bath & Beyond, and Lowe's Companies were weak performers for the period. In the technology sector, SanDisk Corporation struggled as investors became concerned about increased competition. The company develops and markets storage products for devices such as cell phones and digital cameras and has delivered strong earnings growth. Despite declines during the period, we believe this stock still has the potential to reward shareholders over time. One major advantage is its intellectual capital, which enables it to generate licensing and royalty revenues as other companies use SanDisk-patented products.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

The fund's management team

The fund is managed by the Putnam U.S. Core Team. The members of the team are James Wiess (Portfolio Leader), Richard Cervone (Portfolio Member), James Yu (Portfolio Member), Joshua Brooks, Richard England, and Michael Nance.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

For the past year, we have believed that the U.S. economy was poised for a sustained recovery. As we enter the second half of your fund's fiscal year, we continue to see evidence that supports this view. However, investors appear to be increasingly nervous that an interest-rate increase is on the horizon. Regardless of the direction the market takes in the months ahead, our strategy and focus remain the same. We will continue to conduct intensive research in order to identify a wide array of companies with the potential to reward investors over time.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.


Performance summary

This section shows your fund's performance during the first half of its fiscal year, which ended April 30, 2004. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnaminvestments.com.

--------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 4/30/04
--------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M
(inception dates)              (7/1/99)             (10/1/99)             (10/1/99)             (3/28/00)
--------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP
--------------------------------------------------------------------------------------------------------------
6 months                   4.92%     -1.10%      4.59%     -0.41%      4.59%      3.59%      4.65%      1.04%
--------------------------------------------------------------------------------------------------------------
1 year                    22.57      15.46      21.63      16.63      21.80      20.80      21.95      17.69
--------------------------------------------------------------------------------------------------------------
Life of fund               3.11      -2.82      -0.57      -2.56      -0.57      -0.57       0.69      -2.88
Annual average             0.64      -0.59      -0.12      -0.54      -0.12      -0.12       0.14      -0.60
--------------------------------------------------------------------------------------------------------------

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively (which for class A shares does not reflect a reduction in sales charges that went into effect on January 28, 2004; if this reduction had been in place for all periods indicated, returns would have been higher). Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

A 2% redemption fee will be applied to shares exchanged or sold within 5 days of purchase.

For a portion of the period, this fund was sold on a limited basis with limited assets and expenses. Had expenses not been limited, returns would have been lower.


------------------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 4/30/04
------------------------------------------------------------------------------
                                                              Lipper Large-
                                                                Cap Core
                                                              Funds category
                                          S&P 500 Index          average*
------------------------------------------------------------------------------
6 months                                      6.27%               4.51%
------------------------------------------------------------------------------
1 year                                       22.88               19.51
------------------------------------------------------------------------------
Life of fund                                -13.44              -17.79
Annual average                               -2.94               -4.16
------------------------------------------------------------------------------

  Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month, 1-year, and life-of-fund periods ended 4/30/04, there were 1,053, 1,021, and 631 funds, respectively, in this Lipper category.


--------------------------------------------------------------------------------------
PRICE AND DISTRIBUTION* INFORMATION 6 MONTHS ENDED 4/30/04
--------------------------------------------------------------------------------------
                    Class A          Class B          Class C          Class M
--------------------------------------------------------------------------------------
Share value:      NAV     POP            NAV              NAV        NAV     POP
--------------------------------------------------------------------------------------
10/31/03          $8.54   $9.06          $8.28            $8.28      $8.39   $8.69
--------------------------------------------------------------------------------------
4/30/04            8.96    9.46+          8.66             8.66       8.78    9.10
--------------------------------------------------------------------------------------

* The fund made no distributions during the period.

+ Reflects a reduction in sales charges that took effect on January 28, 2004.

--------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 3/31/04 (MOST RECENT CALENDAR QUARTER)
--------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M
(inception dates)              (7/1/99)             (10/1/99)             (10/1/99)             (3/28/00)
--------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP
--------------------------------------------------------------------------------------------------------------
6 months                  14.00%      7.48%     13.67%      8.66%     13.67%     12.66%     13.75%      9.73%
--------------------------------------------------------------------------------------------------------------
1 year                    34.90      27.07      33.84      28.83      33.84      32.84      34.23      29.60
--------------------------------------------------------------------------------------------------------------
Life of fund               5.87      -0.22       2.18       0.18       2.18       2.18       3.44      -0.22
Annual average             1.21      -0.05       0.46       0.04       0.46       0.46       0.71      -0.05
--------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------
AFTER-TAX TOTAL RETURN COMPARISON FOR CLASS A SHARES
FOR PERIODS ENDED 3/31/04 (MOST RECENT CALENDAR QUARTER)
------------------------------------------------------------------------------------
                                                                     POP after
                                                                     tax on
                                                   POP after         distributions
Class A                                            tax on            and sale
(inception 7/1/99)   NAV pretax     POP pretax     distributions     of shares
------------------------------------------------------------------------------------
6 months             14.00%         7.48%          7.48%             4.86%
------------------------------------------------------------------------------------
1 year               34.90         27.07          27.07             17.60
------------------------------------------------------------------------------------
Life of fund          5.87         -0.22          -0.22             -0.18
Annual average        1.21         -0.05          -0.05             -0.04
------------------------------------------------------------------------------------

After-tax returns reflect the highest individual federal income tax rates (currently 35.0%) and do not reflect state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to those investing through 401(k) plans, IRAs, or other tax-deferred arrangements. After-tax returns shown are for class A shares only and will vary for other share classes.

Understanding your
fund's expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial advisor.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Tax Smart Equity Fund from October 31, 2003, to April 30, 2004. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

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EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming actual returns for the 6 months ended 4/30/04
------------------------------------------------------------------------------
                                     Class A    Class B    Class C    Class M
------------------------------------------------------------------------------
Expenses paid per $1,000*               $6        $10        $10         $9
------------------------------------------------------------------------------
Ending value (after expenses)       $1,049     $1,046     $1,046     $1,047
------------------------------------------------------------------------------

 * Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 4/30/04. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended April 30, 2004, use the calculation method below. To find the value of your investment on October 31, 2003, go to www.putnaminvestments.com and log on to your account. Click on the "Transaction History" tab in your Daily Statement and enter 10/31/2003 in both the "from" and "to" fields. Alternatively, call Putnam at 1-800-225-1581.


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HOW TO CALCULATE THE EXPENSES YOU PAID
-----------------------------------------------------------------------------
                                                                  Total
Value of your                                   Expenses paid     expenses
investment on 10/31/03  [DIV]     $1,000   x    per $1,000     =  paid
-----------------------------------------------------------------------------

Example Based on a $10,000 investment in class A shares of your fund.
-----------------------------------------------------------------------------
$10,000                 [DIV]     $1,000   x    $6 (see table above) = $60
-----------------------------------------------------------------------------

Comparing your fund's expenses with those of other funds

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

-----------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming a hypothetical 5% annualized return for the 6 months ended 4/30/04
-----------------------------------------------------------------------------
                               Class A    Class B    Class C    Class M
-----------------------------------------------------------------------------
Expenses paid per $1,000*         $6        $10        $10         $9
-----------------------------------------------------------------------------
Ending value
(after expenses)              $1,019     $1,015     $1,015     $1,016
-----------------------------------------------------------------------------

 * Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 4/30/04. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Using industry averages to compare expenses

You can also compare your fund's expenses with industry averages, as determined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund's net assets have been used to pay ongoing expenses during the period.

-----------------------------------------------------------------------------
EXPENSE RATIO COMPARISONS USING ANNUALIZED DATA
-----------------------------------------------------------------------------
                              Class A    Class B    Class C    Class M
-----------------------------------------------------------------------------
Your fund's annualized
expense ratio                 1.24%      1.99%      1.99%      1.74%
-----------------------------------------------------------------------------
Average annualized expense
ratio for Lipper peer group + 1.31%      2.06%      2.06%      1.81%
-----------------------------------------------------------------------------

+ For class A shares, expenses shown represent the average of the expenses of front-end load funds viewed by Lipper as having the same investment classification or objective as the fund, calculated in accordance with Lipper's standard reporting methodology for comparing expenses within a given universe. All Lipper data is for the most recent fiscal periods available as of 3/31/04. For class B, C, and M shares, Putnam has adjusted the Lipper total expense average to reflect higher 12b-1 fees incurred by these classes of shares. The peer group may include funds that are significantly larger or smaller than the fund, which may limit the comparability of the fund's expenses to the Lipper average.


Risk comparison

As part of new initiatives to enhance disclosure, we are including a risk comparison to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund's Overall Morningstar Risk.

[GRAPHIC OMITTED: chart MORNINGSTAR [REGISTRATION MARK] RISK]

MORNINGSTAR [REGISTRATION MARK] RISK

Fund's Overall
Morningstar Risk   2.59

U.S. stock
fund average       3.97

0%   Increasing Risk   100%

Your fund's Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund's Overall Morningstar Risk into a percentile, which is based on the fund's ranking among all funds rated by Morningstar as of 3/31/04. A higher Overall Morningstar Risk generally indicates that a fund's monthly returns have varied more widely.

Morningstar determines a fund's Overall Morningstar Risk by assessing variations in the fund's monthly returns -- with an emphasis on downside variations -- over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund's Overall Morningstar Risk. The information shown is provided for the fund's class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2004 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares (since reduced to 5.25%) and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).


Comparative indexes

JP Morgan Chase Global High Yield Index is an unmanaged index used to mirror the investable universe of the U.S. dollar global high-yield corporate debt market of both developed and emerging markets.

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of international stocks from Europe, Australasia, and the Far East.

Russell 1000 Growth Index is an unmanaged index of those companies in the Russell 1000 Index chosen for their growth orientation.

Russell 1000 Value Index is an unmanaged index of those companies in the Russell 1000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds
(without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.

A note about duplicate mailings

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.

Putnam is committed to managing our mutual funds in the best interests of our shareholders. Our proxy voting guidelines and policies are available on the Putnam Individual Investor Web site, www.putnaminvestments.com, by calling Putnam's Shareholder Services at 1-800-225-1581, or on the SEC's Web site, www.sec.gov.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment
results,   per-share distributions, expense ratios, net investment
income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


The fund's portfolio
April 30, 2004 (Unaudited)

Common stocks (99.7%) (a)
Number of shares                                                          Value

Aerospace and Defense (2.4%)
-------------------------------------------------------------------------------
        40,600 Boeing Co. (The)                                      $1,733,214
       110,499 Lockheed Martin Corp.                                  5,270,802
                                                                 --------------
                                                                      7,004,016

Airlines (0.7%)
-------------------------------------------------------------------------------
       150,100 Southwest Airlines Co.                                 2,143,428

Automotive (0.2%)
-------------------------------------------------------------------------------
         9,900 Lear Corp.                                               600,138

Banking (8.1%)
-------------------------------------------------------------------------------
        27,500 Bank of America Corp.                                  2,213,475
        81,725 Bank of New York Co., Inc. (The)                       2,381,467
        36,000 Comerica, Inc.                                         1,858,680
        76,548 Commerce Bancorp, Inc.                                 4,364,001
        84,267 Fifth Third Bancorp                                    4,521,767
       221,681 U.S. Bancorp                                           5,683,901
        23,600 Wells Fargo & Co.                                      1,332,456
        22,200 Zions Bancorp.                                         1,254,740
                                                                 --------------
                                                                     23,610,487

Beverage (0.4%)
-------------------------------------------------------------------------------
        24,200 Coca-Cola Co. (The)                                    1,223,794

Biotechnology (1.7%)
-------------------------------------------------------------------------------
        74,200 Amgen, Inc. (NON)                                      4,175,234
        12,500 Biogen Idec, Inc. (NON)                                  737,500
                                                                 --------------
                                                                      4,912,734

Broadcasting (1.2%)
-------------------------------------------------------------------------------
        89,931 Viacom, Inc. Class B                                   3,475,833

Building Materials (0.8%)
-------------------------------------------------------------------------------
       292,530 Aggregate Industries PLC (United
               Kingdom)                                                 457,095
        62,000 Masco Corp.                                            1,736,620
                                                                 --------------
                                                                      2,193,715

Cable Television (0.8%)
-------------------------------------------------------------------------------
        72,812 Echostar Communications Corp. Class
               A (NON)                                                2,416,630

Commercial and Consumer Services (0.9%)
-------------------------------------------------------------------------------
        38,104 Choicepoint, Inc. (NON)                                1,673,528
        20,529 Iron Mountain, Inc. (NON)                                934,275
                                                                 --------------
                                                                      2,607,803

Communications Equipment (2.6%)
-------------------------------------------------------------------------------
       305,855 Cisco Systems, Inc. (NON)                              6,383,194
        43,300 Nokia OYJ ADR (Finland)                                  606,633
       138,100 Nortel Networks Corp. (Canada) (NON)                     516,494
                                                                 --------------
                                                                      7,506,321

Computers (2.9%)
-------------------------------------------------------------------------------
       138,500 Dell, Inc. (NON)                                       4,807,335
       127,343 Hewlett-Packard Co.                                    2,508,657
        12,423 Lexmark International, Inc. (NON)                      1,123,785
                                                                 --------------
                                                                      8,439,777

Conglomerates (2.7%)
-------------------------------------------------------------------------------
        29,400 General Electric Co.                                     880,530
        24,100 ITT Industries, Inc.                                   1,910,889
       189,300 Tyco International, Ltd. (Bermuda)                     5,196,285
                                                                 --------------
                                                                      7,987,704

Consumer Finance (4.7%)
-------------------------------------------------------------------------------
        72,468 Capital One Financial Corp.                            4,748,828
        44,675 Countrywide Financial Corp.                            2,649,228
       151,379 MBNA Corp.                                             3,690,620
       207,825 Providian Financial Corp. (NON)                        2,520,917
                                                                 --------------
                                                                     13,609,593

Consumer Goods (0.9%)
-------------------------------------------------------------------------------
        13,900 Avon Products, Inc.                                    1,167,600
        26,300 Colgate-Palmolive Co.                                  1,522,244
                                                                 --------------
                                                                      2,689,844

Electric Utilities (0.6%)
-------------------------------------------------------------------------------
        69,589 Edison International                                   1,628,383

Electronics (3.7%)
-------------------------------------------------------------------------------
       285,317 Intel Corp.                                            7,341,206
        36,200 Linear Technology Corp.                                1,289,806
        92,500 SanDisk Corp. (NON)                                    2,137,675
                                                                 --------------
                                                                     10,768,687

Energy (0.3%)
-------------------------------------------------------------------------------
        33,900 GlobalSantaFe Corp. (Cayman Islands)                     893,943

Financial (9.5%)
-------------------------------------------------------------------------------
       294,428 Citigroup, Inc.                                       14,159,043
        28,800 Fannie Mae                                             1,979,136
       193,814 Freddie Mac                                           11,318,738
                                                                 --------------
                                                                     27,456,917

Food (0.6%)
-------------------------------------------------------------------------------
        52,889 Dean Foods Co. (NON)                                   1,776,013

Gaming & Lottery (0.9%)
-------------------------------------------------------------------------------
        49,934 Harrah's Entertainment, Inc.                           2,655,490

Health Care Services (3.9%)
-------------------------------------------------------------------------------
        22,400 AmerisourceBergen Corp.                                1,296,736
        33,330 Cardinal Health, Inc.                                  2,441,423
        38,100 CIGNA Corp.                                            2,457,831
        26,400 Express Scripts, Inc. Class A (NON)                    2,041,776
        14,400 HCA, Inc.                                                585,072
        41,400 UnitedHealth Group, Inc.                               2,545,272
                                                                 --------------
                                                                     11,368,110

Homebuilding (1.4%)
-------------------------------------------------------------------------------
        45,268 Lennar Corp.                                           2,120,806
         4,445 NVR, Inc. (NON)                                        2,004,695
                                                                 --------------
                                                                      4,125,501

Insurance (4.6%)
-------------------------------------------------------------------------------
       107,400 ACE, Ltd. (Bermuda)                                    4,708,416
        52,132 American International Group, Inc.                     3,735,258
        52,500 Everest Re Group, Ltd. (Barbados)                      4,471,950
        14,244 St. Paul Travelers Cos., Inc. (The)                      579,303
                                                                 --------------
                                                                     13,494,927

Investment Banking/Brokerage (0.7%)
-------------------------------------------------------------------------------
       124,910 Charles Schwab Corp. (The)                             1,285,324
        10,800 Lehman Brothers Holdings, Inc.                           792,720
                                                                 --------------
                                                                      2,078,044

Leisure (0.9%)
-------------------------------------------------------------------------------
        47,700 Harley-Davidson, Inc.                                  2,686,464

Manufacturing (0.8%)
-------------------------------------------------------------------------------
        12,100 Dover Corp.                                              484,363
        20,100 Illinois Tool Works, Inc.                              1,732,821
                                                                 --------------
                                                                      2,217,184

Media (0.6%)
-------------------------------------------------------------------------------
       149,600 Liberty Media Corp. Class A (NON)                      1,636,624

Medical Technology (1.0%)
-------------------------------------------------------------------------------
        56,000 Medtronic, Inc.                                        2,825,760

Metals (0.4%)
-------------------------------------------------------------------------------
       152,809 BHP Billiton PLC (United Kingdom)                      1,215,605

Oil & Gas (5.5%)
-------------------------------------------------------------------------------
        26,500 Amerada Hess Corp.                                     1,884,945
        25,212 Canadian Natural Resources, Ltd.
               (Canada)                                               1,388,929
       263,332 ExxonMobil Corp.                                      11,204,777
        40,468 Noble Corp. (Cayman Islands) (NON)                     1,503,791
                                                                 --------------
                                                                     15,982,442

Other (0.6%)
-------------------------------------------------------------------------------
        15,434 S&P 500 Index Depositary Receipts
               (SPDR Trust Series 1)                                  1,712,557

Pharmaceuticals (10.4%)
-------------------------------------------------------------------------------
        28,666 Abbott Laboratories                                    1,261,877
        60,823 Forest Laboratories, Inc. (NON)                        3,921,867
       217,579 Johnson & Johnson                                     11,755,793
        40,600 Merck & Co., Inc.                                      1,908,200
       301,864 Pfizer, Inc.                                          10,794,657
        11,100 Teva Pharmaceutical Industries, Ltd.
               ADR (Israel)                                             683,316
                                                                 --------------
                                                                     30,325,710

Photography/Imaging (0.6%)
-------------------------------------------------------------------------------
       125,900 Xerox Corp. (NON)                                      1,690,837

Railroads (1.4%)
-------------------------------------------------------------------------------
        40,862 Canadian National Railway Co.
               (Canada)                                               1,543,358
        44,662 Union Pacific Corp.                                    2,631,932
                                                                 --------------
                                                                      4,175,290

Real Estate (1.0%)
-------------------------------------------------------------------------------
        46,200 Equity Office Properties Trust (R)                     1,162,854
        60,900 General Growth Properties, Inc. (R)                    1,650,999
                                                                 --------------
                                                                      2,813,853

Retail (7.9%)
-------------------------------------------------------------------------------
        22,376 AutoZone, Inc. (NON)                                   1,959,466
        64,200 Bed Bath & Beyond, Inc. (NON)                          2,383,104
        42,057 Costco Wholesale Corp.                                 1,575,035
        75,000 Family Dollar Stores, Inc.                             2,410,500
        56,300 Kohl's Corp. (NON)                                     2,352,777
        78,400 Lowe's Cos., Inc.                                      4,081,504
        72,800 Rent-A-Center, Inc. (NON)                              2,130,856
       118,765 Staples, Inc.                                          3,059,386
        51,398 Wal-Mart Stores, Inc.                                  2,929,686
                                                                 --------------
                                                                     22,882,314

Software (7.4%)
-------------------------------------------------------------------------------
        30,000 Adobe Systems, Inc.                                    1,240,200
       107,501 BMC Software, Inc. (NON)                               1,859,767
        21,300 Computer Associates International,
               Inc.                                                     571,053
       592,702 Microsoft Corp.                                       15,392,471
       208,362 Oracle Corp. (NON)                                     2,337,822
                                                                 --------------
                                                                     21,401,313

Technology Services (0.9%)
-------------------------------------------------------------------------------
        51,400 Checkfree Corp. (NON)                                  1,544,056
        22,600 First Data Corp.                                       1,025,814
                                                                 --------------
                                                                      2,569,870

Telecommunications (0.3%)
-------------------------------------------------------------------------------
       290,700 Level 3 Communications, Inc. (NON)                       822,681

Tobacco (2.3%)
-------------------------------------------------------------------------------
       119,366 Altria Group, Inc.                                     6,610,489

Toys (0.5%)
-------------------------------------------------------------------------------
        87,100 Mattel, Inc.                                           1,477,216
                                                                 --------------
               Total Common stocks
               (cost $276,973,370)                                 $289,714,041

Short-term investments (0.3%) (a) (cost $989,683)
Principal amount                                                          Value
-------------------------------------------------------------------------------
      $989,683 Short-term investments held in
               Putnam commingled cash account with
               yields ranging from 1.03% to 1.05%
               and due dates ranging from May 3,
               2004 to May 21, 2004 (d)                                $989,683
-------------------------------------------------------------------------------
               Total Investments
               (cost $277,963,053)                                 $290,703,724
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $290,484,362.

(NON) Non-income-producing security.

  (R) Real Estate Investment Trust.

  (d) See Note 1 to the financial statements.

      ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities on deposit with a custodian bank.

Written options outstanding at April 30, 2004 (Unaudited)
(premiums received $8,050)

Contract                                    Expiration date/
amount                                      strike price                  Value
-------------------------------------------------------------------------------
2,218  Capital One Financial Corp. (Put)    May-04/60.93 USD             $1,742
2,010  Capital One Financial Corp. (Call)   May-04/83.49 USD                 10
5,759  SanDisk Corp. (Put)                  May-04/23.45 USD              9,056
6,153  SanDisk Corp. (Put)                  Jun-04/21.30 USD              3,276
-------------------------------------------------------------------------------
                                                                        $14,084
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of assets and liabilities
April 30, 2004 (Unaudited)

Assets
-------------------------------------------------------------------------------
Investments in securities, at value (identified cost
$277,963,053) (Note 1)                                           $290,703,724
-------------------------------------------------------------------------------
Dividends, interest and other receivables                             230,103
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                                129,570
-------------------------------------------------------------------------------
Receivable for securities sold                                      6,098,952
-------------------------------------------------------------------------------
Total assets                                                      297,162,349

Liabilities
-------------------------------------------------------------------------------
Payable for securities purchased                                    4,985,705
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                            811,464
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                          528,929
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)             94,269
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                 25,067
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                              775
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                169,757
-------------------------------------------------------------------------------
Written options outstanding, at value (premiums received
$8,050) (Note 1)                                                       14,084
-------------------------------------------------------------------------------
Other accrued expenses                                                 47,937
-------------------------------------------------------------------------------
Total liabilities                                                   6,677,987
-------------------------------------------------------------------------------
Net assets                                                       $290,484,362

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                  $412,997,337
-------------------------------------------------------------------------------
Accumulated net investment loss (Note 1)                             (583,059)
-------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)            (134,664,553)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments                         12,734,637
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                               $290,484,362

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($120,192,515 divided by 13,414,032 shares)                             $8.96
-------------------------------------------------------------------------------
Offering price per class A share (100/94.75 of $8.96)*                  $9.46
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($130,711,094 divided by 15,095,703 shares)**                           $8.66
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($35,705,447 divided by 4,122,712 shares)**                             $8.66
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($3,875,306 divided by 441,181 shares)                                  $8.78
-------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $8.78)*                  $9.10
-------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.


Statement of operations
Six months ended April 30, 2004 (Unaudited)

Investment income:
-------------------------------------------------------------------------------
Dividends (net of foreign tax of $10,489)                          $1,942,854
-------------------------------------------------------------------------------
Interest                                                                4,900
-------------------------------------------------------------------------------
Total investment income                                             1,947,754

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                    1,089,238
-------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                        359,352
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                              7,864
-------------------------------------------------------------------------------
Administrative services (Note 2)                                        4,315
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                 163,479
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                 689,941
-------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                 193,547
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                  14,887
-------------------------------------------------------------------------------
Other                                                                  70,335
-------------------------------------------------------------------------------
Non-recurring costs (Note 5)                                            7,107
-------------------------------------------------------------------------------
Costs assumed by Manager (Note 5)                                      (7,107)
-------------------------------------------------------------------------------
Total expenses                                                      2,592,958
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                           (62,145)
-------------------------------------------------------------------------------
Net expenses                                                        2,530,813
-------------------------------------------------------------------------------
Net investment loss                                                  (583,059)
-------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                   25,327,569
-------------------------------------------------------------------------------
Net realized loss on written options (Notes 1 and 3)                  (56,514)
-------------------------------------------------------------------------------
Net unrealized depreciation of investments and written
options during the period                                          (9,721,529)
-------------------------------------------------------------------------------
Net gain on investments                                            15,549,526
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations              $14,966,467
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                            Six months ended       Year ended
                                                    April 30       October 31
Decrease in net assets                                  2004*            2003
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment loss                                $(583,059)       $(232,735)
-------------------------------------------------------------------------------
Net realized gain on investments                  25,271,055        2,849,362
-------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments                                    (9,721,529)      59,740,810
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                        14,966,467       62,357,437
-------------------------------------------------------------------------------
Decrease from capital share transactions
(Note 4)                                         (69,213,804)     (66,171,595)
-------------------------------------------------------------------------------
Total decrease in net assets                     (54,247,337)      (3,814,158)

Net assets
-------------------------------------------------------------------------------
Beginning of period                              344,731,699      348,545,857
-------------------------------------------------------------------------------
End of period (including accumulated net
investment loss of $583,059 and $--,
respectively)                                   $290,484,362     $344,731,699
-------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS A
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       For the
                                     Six months                                                                        period
                                       ended                                                                           July 1,
                                      April 30                                                                        1999+ to
Per-share                           (Unaudited)                        Year ended October 31                         October 31
operating performance                   2004            2003            2002            2001            2000            1999
----------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.54           $7.04           $7.95          $11.45           $8.67           $8.69
----------------------------------------------------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)(a)           -- (d)         .03             .02             .03            (.01)            (.01) (e)
----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .42            1.47            (.93)          (3.53)           2.79            (.01)
----------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .42            1.50            (.91)          (3.50)           2.78            (.02)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.96           $8.54           $7.04           $7.95          $11.45           $8.67
----------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  4.92*          21.31          (11.45)         (30.57)          32.06            (.23)*
----------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $120,193        $150,787        $152,185        $211,340        $237,615         $23,857
----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .62*           1.17            1.15            1.10            1.16             .44* (e)
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)         .03*            .35             .28             .35            (.09)           (.16)* (e)
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 42.40*          77.86           81.99          294.17          224.05           30.65*
----------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

(e) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses for the fund for the period ended October 31, 1999 reflect a reduction of 0.59% based on average net assets for class A  shares.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS B
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       For the
                                     Six months                                                                        period
                                        ended                                                                          October 1,
                                      April 30                                                                        1999+ to
Per-share                           (Unaudited)                        Year ended October 31                         October 31
operating performance                   2004            2003            2002            2001            2000            1999
----------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.28           $6.88           $7.83          $11.36           $8.67           $8.35
----------------------------------------------------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------------------------------------------------
Net investment loss (a)                 (.03)           (.03)           (.04)           (.04)           (.10)           (.01) (d)
Net realized and unrealized
gain (loss) on investments               .41            1.43            (.91)          (3.49)           2.79             .33
----------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .38            1.40            (.95)          (3.53)           2.69             .32
----------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.66           $8.28           $6.88           $7.83          $11.36           $8.67
----------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  4.59*          20.35          (12.13)         (31.07)          31.03            3.83*
----------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $130,711        $145,593        $142,806        $198,963        $233,960         $22,535
----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .99*           1.92            1.90            1.85            1.91             .19* (d)
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.35)*          (.40)           (.47)           (.40)           (.85)           (.12)* (d)
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 42.40*          77.86           81.99          294.17          224.05           30.65*
----------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses for the fund for the period ended October 31, 1999 reflect a reduction of 0.18% based on average net assets for class B shares.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS C
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      For the
                                     Six months                                                                        period
                                       ended                                                                          October 1,
                                      April 30                                                                        1999+ to
Per-share                           (Unaudited)                        Year ended October 31                         October 31
operating performance                   2004            2003            2002            2001            2000            1999
----------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.28           $6.88           $7.83          $11.36           $8.67           $8.35
----------------------------------------------------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------------------------------------------------
Net investment loss (a)                 (.03)           (.03)           (.04)           (.04)           (.09)           (.01) (d)
----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .41            1.43            (.91)          (3.49)           2.78             .33
----------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .38            1.40            (.95)          (3.53)           2.69             .32
----------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.66           $8.28           $6.88           $7.83          $11.36           $8.67
----------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  4.59*          20.35          (12.13)         (31.07)          31.03            3.83*
----------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $35,705         $44,114         $49,385         $77,749         $79,682          $3,882
----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .99*           1.92            1.90            1.85            1.91             .19* (d)
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.35)*          (.40)           (.47)           (.41)           (.82)           (.12)* (d)
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 42.40*          77.86           81.99          294.17          224.05           30.65*
----------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses for the fund for the period ended October 31, 1999 reflect a reduction of 0.18% based on average net assets for class C shares.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS M
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      For the
                                                    Six months                                                         period
                                                       ended                                                         March 28,
                                                     April 30                                                        2000+ to
Per-share                                           (Unaudited)                Year ended October 31                 October 31
operating performance                                   2004            2003            2002            2001            2000
-------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                    $8.39           $6.96           $7.90          $11.43          $12.08
-------------------------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------------------------
Net investment loss (a)                                 (.02)           (.01)           (.02)           (.02)           (.02)
-------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                               .41            1.44            (.92)          (3.51)           (.63)
-------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                    .39            1.43            (.94)          (3.53)           (.65)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                          $8.78           $8.39           $6.96           $7.90          $11.43
-------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                  4.65*          20.55          (11.90)         (30.88)          (5.38)*
-------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                        $3,875          $4,238          $4,170          $5,336          $3,186
-------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                .87*           1.67            1.65            1.60             .99*
-------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)                               (.22)*          (.16)           (.22)           (.18)           (.15)*
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                 42.40*          77.86           81.99          294.17          224.05
-------------------------------------------------------------------------------------------------------------------------------


  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.


Notes to financial statements
April 30, 2004 (Unaudited)

Note 1
Significant accounting policies

Putnam Tax Smart Equity Fund (the "fund"), is a series of Putnam Tax Smart Funds Trust (the "trust"), which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks long-term growth of capital on an after-tax basis by investing mainly in common stocks of U.S. companies that Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes have potential for long-term growth.

The fund offers class A, class B, class C and class M shares. Class A shares are sold with a maximum front-end sales charge of 5.25%. Prior to January 28, 2004, the maximum front-end sales charge for class A shares was 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares.

Effective April 19, 2004 (May 3, 2004 for defined contribution plans administered by Putnam) a 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

D) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns. The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund's portfolio.

E) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986 (the "Code"), as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At October 31, 2003, the fund had a capital loss carryover of $155,149,440 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover  Expiration
--------------------------------
      $879,830  October 31, 2008
   110,397,579  October 31, 2009
    43,872,031  October 31, 2010

The aggregate identified cost on a tax basis is $282,749,244, resulting in gross unrealized appreciation and depreciation of $19,209,991 and $11,255,511, respectively, or net unrealized appreciation of $7,954,480.


F) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.


Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

Effective January 28, 2004, Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through December 31, 2004, to the extent that the fund's net expenses as a percentage of average net assets exceed the average expense ratio for the fund's Lipper peer group of front-end load funds.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company ("PFTC"), a subsidiary of Putnam, LLC. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. During the six months ended April 30, 2004, the fund paid PFTC $246,199 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended April 30, 2004, the fund's expenses were reduced by $62,145 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $763, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rates of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the six months ended April 30, 2004, Putnam Retail Management, acting as underwriter, received net commissions of $5,854 and $770 from the sale of class A and class M shares, respectively, and received $341,918 and $1,903 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended April 30, 2004, Putnam Retail Manage ment, acting as underwriter, received $169 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the six months ended April 30, 2004, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $132,318,089 and $197,609,752, respectively. There were no purchases or sales of U.S. government securities.

Written option transactions during the period are summarized as follows:

                                      Contract          Premiums
                                       Amounts          Received
----------------------------------------------------------------
Written options
outstanding at
beginning of period                    120,000        $2,142,000
----------------------------------------------------------------
Options opened                         117,151            75,247
Options exercised                       (8,612)          (10,445)
Options expired                        (26,270)          (10,338)
Options closed                        (186,129)       (2,188,414)
----------------------------------------------------------------
Written options
outstanding at
end of period                           16,140            $8,050
----------------------------------------------------------------

Note 4
Capital shares

At April 30, 2004, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                 Six months ended April 30, 2004
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            538,988        $4,843,668
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                       538,988         4,843,668

Shares repurchased                  (4,784,560)      (42,091,253)
----------------------------------------------------------------
Net decrease                        (4,245,572)     $(37,247,585)
----------------------------------------------------------------

                                     Year ended October 31, 2003
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          2,705,626       $19,991,301
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                     2,705,626        19,991,301

Shares repurchased                  (6,655,070)      (49,303,693)
----------------------------------------------------------------
Net decrease                        (3,949,444)     $(29,312,392)
----------------------------------------------------------------

                                 Six months ended April 30, 2004
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            403,688        $3,537,725
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                       403,688         3,537,725

Shares repurchased                  (2,887,085)      (24,711,066)
----------------------------------------------------------------
Net decrease                        (2,483,397)     $(21,173,341)
----------------------------------------------------------------

                                     Year ended October 31, 2003
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,186,471        $8,551,508
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                     1,186,471         8,551,508

Shares repurchased                  (4,357,112)      (31,344,009)
----------------------------------------------------------------
Net decrease                        (3,170,641)     $(22,792,501)
----------------------------------------------------------------

                                 Six months ended April 30, 2004
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            105,795          $918,863
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                       105,795           918,863

Shares repurchased                  (1,308,556)      (11,172,647)
----------------------------------------------------------------
Net decrease                        (1,202,761)     $(10,253,784)
----------------------------------------------------------------

                                     Year ended October 31, 2003
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            436,599        $3,236,465
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                       436,599         3,236,465

Shares repurchased                  (2,285,292)      (16,611,749)
----------------------------------------------------------------
Net decrease                        (1,848,693)     $(13,375,284)
----------------------------------------------------------------

                                 Six months ended April 30, 2004
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                             27,138          $241,099
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                        27,138           241,099

Shares repurchased                     (90,989)         (780,193)
----------------------------------------------------------------
Net decrease                           (63,851)        $(539,094)
----------------------------------------------------------------

                                     Year ended October 31, 2003
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                             89,627          $662,923
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                        89,627           662,923

Shares repurchased                    (184,201)       (1,354,341)
----------------------------------------------------------------
Net decrease                           (94,574)        $(691,418)
----------------------------------------------------------------


Note 5
Regulatory matters and litigation

On April 8, 2004, Putnam Management entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division representing a final settlement of all charges brought against Putnam Management by those agencies on October 28, 2003 in connection with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. The settlement with the SEC requires Putnam Management to pay $5 million in disgorgement plus a civil monetary penalty of $50 million, and the settlement with the Massachusetts Securities Division requires Putnam Management to pay $5 million in restitution and an administrative fine of $50 million. The settlements also leave intact the process established under an earlier partial settlement with the SEC under which Putnam Management agreed to pay the amount of restitution determined by an independent consultant, which may exceed the disgorgement and restitution amounts specified above, pursuant to a plan to be developed by the independent consultant.

Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees stemming from both of these proceedings. The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

For the period ended April 30, 2004, Putnam Management has assumed
$7,107 of legal,   servicing and communication, audit, and Trustee fees
incurred by the Fund in connection with these matters.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.


The Putnam family of funds

The following is a complete list of Putnam's open-end mutual funds. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth Funds

Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund*
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Vista Fund
Voyager Fund

Blend Funds

Capital Appreciation Fund
Capital Opportunities Fund
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund
Tax Smart Equity Fund
Utilities Growth and Income Fund

Value Funds

Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund*
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund+

Income Funds

American Government Income Fund
Diversified Income Trust
Global Income Trust*
High Yield Advantage Fund*+
High Yield Trust*
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund++
U.S. Government Income Trust

Tax-free Income Funds

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund++
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

Asset Allocation Funds

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

 * A 1% redemption fee on total assets redeemed or exchanged between 6 and 90 days of purchase may be imposed for all share classes of these funds.

 + Closed to new investors.

++ An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

With the exception of money market funds, a 2% redemption fee will be applied to shares exchanged or sold within 5 days of purchase.

Check your account balances and the most recent month-end performance at www.putnaminvestments.com.


Services for shareholders

Investor services

Help your investment grow Set up a program for systematic investing with as little as $25 a month from a Putnam fund or from your own savings or checking account. (Regular investing does not guarantee a profit or protect against loss in a declining market.)

Switch funds easily* You can move money from one Putnam fund to another within the same class of shares without a service charge.

Access your money easily You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

How to buy additional shares You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

For more information

Visit www.putnaminvestments.com

A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Use our toll-free number 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

* This privilege is subject to change or termination. An exchange of funds may result in a taxable event. In addition, a 2% redemption fee will be applied to shares exchanged or sold within 5 days of purchase, and certain funds have imposed a 1% redemption fee on total assets redeemed or exchanged between 6 and 90 days of purchase.


Putnam puts your interests first

In January, Putnam announced a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. For details, visit www.putnaminvestments.com.

Cost-cutting initiatives

Reduced sales charges

Effective immediately, the maximum sales charge for class A shares has been reduced to 5.25% for equity funds (formerly 5.75%) and 4.50% for most income funds (formerly 4.75%).*

Lower class B purchase limit

To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be directed to class A shares.)

Ongoing expenses will be limited

During calendar 2004, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund's industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Additional measures are being taken to reduce expenses for shareholders in the six global and international funds that had short-term trading issues.

Improved disclosure

Putnam fund prospectuses and shareholder reports are being revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts is also being enhanced to alert investors to potential cost savings.

Protecting investors' interests

New short-term trading fee introduced To discourage short-term trading, which can interfere with a fund's long-term strategy, a 2% short-term trading fee will be imposed on any Putnam fund shares redeemed or exchanged within five calendar days of purchase.

* The maximum sales charge for class A shares of Putnam U.S. Intermediate Government Income Fund remains 3.25%.


Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary
Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Associate Treasurer and
Principal Executive Officer

Jonathan S. Horwitz
Senior Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Beth S. Mazor
Vice President

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Francis J. McNamara, III
Vice President and
Chief Legal Officer

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Tax Smart Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam's Quarterly Performance Summary, and Putnam's Quarterly Ranking Summary. For more recent performance, please visit www.putnaminvestments.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS


Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

SA070-214203  2MI/2OT/2OU/2RO  6/04


Not FDIC Insured    May Lose Value    No Bank Guarantee


Item 2. Code of Ethics:
-----------------------
Not applicable

Item 3. Audit Committee Financial Expert:
-----------------------------------------
Not applicable

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Items 5-6. [Reserved]
---------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. [Reserved]
------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
---------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

Although such officers reached the conclusion expressed in the preceding paragraph, they are aware of matters that raise concerns with respect to controls, each of which arose in connection with the administration of 401(k) plans by Putnam Fiduciary Trust Company. The first matter, which occurred in early 2001, involved the willful circumvention of controls by certain Putnam employees in connection with the correction of operational errors with respect to a 401(k) client's investment in certain Putnam Funds, which led to losses in five Putnam Funds (not including the registrant). Such officers became aware of this matter in February 2004. The second matter, which occurred in 2002, involved the willful circumvention by certain Putnam employees of policies and procedures in connection with the payment of Putnam corporate expenses. Such officers did not learn that this matter involved a Putnam Fund until January 2004. Putnam has made restitution to the affected Funds, implemented a number of personnel changes, including senior personnel, begun to implement changes in procedures to address these items and informed the SEC, the Funds' Trustees and independent auditors. An internal investigation and review of procedures and controls are currently ongoing.

In reaching the conclusion expressed herein, the registrant's principal executive officer and principal financial officer considered a number of factors, including the nature of the matters described above, when the matters occurred, the individuals involved, personnel changes that have occurred since these matters occurred, the results to date of the current ongoing investigation and the overall quality of controls at Putnam at this time.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: June 28, 2004



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: June 28, 2004



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: June 28, 2004